UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2005

Mercury Computer Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Riverneck Road, Chelmsford, Massachusetts	01824
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 256-1300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

At a special meeting in lieu of the 2005 annual meeting of shareholders held on November 14, 2005, the shareholders of Mercury Computer Systems, Inc. (the “Company”) approved the Company’s 2005 Stock Incentive Plan (the “2005 Plan”). Following the approval of the 2005 Plan by the shareholders, the Company’s Board of Directors (the “Board”) directed that no further grants of stock options or other awards would be made under the Company’s 1997 Stock Option Plan (the “1997 Plan”).

A summary of the material terms and conditions of the 2005 Plan is set forth in the Company’s definitive Proxy Statement dated October 14, 2005 (the “Proxy Statement”), filed with the Securities and Exchange Commission on October 14, 2005, under the caption “Proposal 2: Approval of the 2005 Stock Incentive Plan.” Such description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the 2005 Plan filed as Exhibit 10.1 to this Current Report on Form 8-K.

The Company is filing as Exhibits 10.2 through 10.4 hereto the forms of award agreements to be used by the Company in connection with awards under the 2005 Plan. From time to time, the Company may grant awards under the 2005 Plan with terms different from those in the form agreements filed herewith.

As mentioned above, following shareholder approval of the 2005 Plan the Company’s Board of Directors directed that no further grants of stock options or other awards would be made under the 1997 Plan. The foregoing action does not affect any outstanding awards under the 1997 Plan, which remain in full force and effect in accordance with their terms.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Mercury Computer Systems, Inc. 2005 Stock Incentive Plan.

10.2	Form of Stock Option Agreement under the 2005 Stock Incentive Plan.

10.3	Form of Restricted Stock Agreement under the 2005 Stock Incentive Plan.

10.4	Form of Restricted Stock Agreement for James R. Bertelli under the 2005 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCURY COMPUTER SYSTEMS, INC. (Registrant)

Date: November 16, 2005	By:	/s/ ROBERT E. HULT
Robert E. Hult
Senior Vice President, Operations and Finance, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Mercury Computer Systems, Inc. 2005 Stock Incentive Plan.

10.2	Form of Stock Option Agreement under the 2005 Stock Incentive Plan.

10.3	Form of Restricted Stock Agreement under the 2005 Stock Incentive Plan.

10.4	Form of Restricted Stock Agreement for James R. Bertelli under the 2005 Stock Incentive Plan.